THE ALGER FUNDS II

Alger Dynamic Opportunities Fund

(the “Fund”)

Supplement dated January 16, 2024 to the Fund’s

Summary Prospectuses and Prospectuses, each dated March 1, 2023 as restated, amended and supplemented to date

Effective immediately, the following changes are made to the Summary Prospectuses and Prospectuses of the Fund:

The section of the Fund’s Summary Prospectuses entitled “Management” and the section of the Fund’s Prospectuses entitled “Summary Sections—Alger Dynamic Opportunities Fund—Management” is deleted in its entirety and replaced with the following:

Investment Manager	Portfolio Managers Jointly and Primarily Responsible for Day-to-Day Management of the Fund
Fred Alger Management, LLC	Daniel C. Chung, CFA Chief Executive Officer, Chief Investment Officer and Portfolio Manager Since Inception (November 2009)
Gregory S. Adams, CFA Senior Vice President, Director of Quantitative & Risk Management and Portfolio Manager Since Inception (November 2009)
George Ortega Senior Vice President, Portfolio Manager and Senior Analyst Since January 2024
Sub-Adviser
Weatherbie Capital, LLC*	H. George Dai, Ph.D. Chief Investment Officer and Senior Portfolio Manager Since March 2017
Joshua D. Bennett, CFA Chief Operating Officer and Senior Portfolio Manager Since March 2017
Daniel J. Brazeau, CFA Senior Managing Director and Portfolio Manager Since March 2017

* Weatherbie sub-advises the Fund subject to the Manager’s supervision and approval.

When a Fund is co-managed, the responsibilities of such portfolio managers may be shared, divided or otherwise assigned based on various factors including, but not limited to, level of Fund assets to be managed, their overall experience, their sector expertise, and such other factors as the Manager believes is most efficient and effective. In all cases, each portfolio manager collaborates with the other portfolio manager(s) and analysts to develop overall strategy, outlook, and themes, which impact industry, sector and security allocations in the Fund. Responsibilities amongst portfolio managers may be fully or partially allocated to one of the portfolio managers for the purposes of day-to-day portfolio management and stock selection, implementation of trades, strategic and performance oversight, risk management, or oversight of guidelines; whether externally driven or internally developed by the Manager.

The section of the Fund’s Prospectuses entitled “Management and Organization—Portfolio Managers Jointly and Primarily Responsible for Day-to-Day Management of the Funds” is deleted in its entirety, with respect to the Fund only, and replaced with the following:

Fund	Portfolio Managers	Since
Alger Dynamic Opportunities Fund	Dan C. Chung, CFA Gregory S. Adams, CFA George Ortega H. George Dai, Ph.D.	Inception (November 2009) Inception (November 2009) January 2024 March 2017

Fund	Portfolio Managers	Since
	Joshua D. Bennett, CFA Daniel J. Brazeau, CFA	March 2017 March 2017

•

Mr. Adams has been employed by the Manager since 2006. He became a Senior Vice President and the Director of Quantitative & Risk Management in 2006, and a portfolio manager in 2012. From 2006 through 2012, Mr. Adams was a Senior Analyst.

•	Mr. Bennett is the Chief Operating Officer of Weatherbie and a Senior Portfolio Manager. He joined Weatherbie in 2007.
•	Mr. Brazeau is a Senior Managing Director and Portfolio Manager of Weatherbie. He joined Weatherbie in 2004.
•	Mr. Chung has been employed by the Manager since 1994. He became a portfolio manager in 2000, Chief Investment Officer in 2001, President in 2003, and Chief Executive Officer in 2006.
•	Dr. Dai is the Chief Investment Officer of Weatherbie and a Senior Portfolio Manager. He joined Weatherbie in 2001.
•

Mr. Ortega has been employed by the Manager since 2013. He became a Senior Vice President in 2021, a Senior Analyst in 2022 and a Portfolio Manager in 2024. He served as Associate Analyst from 2016 to 2018, Vice President and Analyst from 2018 to 2021, and Assistant Portfolio Manager from 2021 to 2024.

Shareholders should retain this Supplement for future reference.

S- DynOpp 11624

S- DynOppZ 11624

S- TAFII-Retail 11624

S- TAFII-INST 11624